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                                  AMENDMENT NO. 2 TO
                     VINTAGE PARK RESEARCH AND DEVELOPMENT LEASE
                                       (WCB 16)


         THIS AMENDMENT NO. 2 TO VINTAGE PARK RESEARCH AND DEVELOPMENT LEASE is made and entered into as of June 24, 1996 by and between WCB SIXTEEN LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and GILEAD SCIENCES, INC., a Delaware corporation ("Tenant").

         Landlord's predecessor-in-interest, Vintage Park Associates, and
Tenant entered into that certain Vintage Park Research and Development Lease dated March 27, 1992, as amended by that certain Amendment No. 1 dated October 11, 1993 (collectively, the "Lease"), with respect to space in the Buildings commonly known as 342A, 344B, 346, 353 and 368 Lakeside Drive, Foster City, California. Landlord and Tenant now desire to amend the Lease in order, among other things, to reflect a transfer of the Landlord's interest in certain portions of the premises, and to change the date for expiration of the term, all as more fully set forth below and, accordingly, Landlord and Tenant hereby agree as follows:

         1. TRANSFER OF LANDLORD'S INTEREST. As of December 21, 1994 (the "Transfer Date"), Landlord's interest in those Buildings commonly known as 342A Lakeside Drive and 368 Lakeside Drive, together with the portions of the premises therein (the "WCB 16 Premises"), were transferred to WCB Sixteen Limited Partnership, a Delaware limited partnership ("WCB Sixteen"). From and after the Transfer Date, WCB Sixteen shall be deemed the Landlord with respect to the WCB 16 Premises under the terms of the Lease and hereby assumes all of the obligations of Landlord under the terms of this Lease with respect to the WCB 16 Premises accruing from and after the Transfer Date. Tenant hereby attorns to WCB Sixteen as the Landlord under the Lease from and after the Transfer Date. Simultaneously, on the Transfer Date, the Landlord's interest in the Lease with respect to those portions of the premises located within 344, 346 and 353 Lakeside Drive (collectively, the "WCB 17 Premises") were transferred to WCB Seventeen Limited Partnership which from and after the transfer date became the Landlord under the Lease with respect to the WCB 17 Premises.
Simultaneously with the execution of this Amendment, Tenant and WCB Seventeen Limited Partnership shall enter into Amendment No. 2 to this Lease under which WCB Seventeen Limited Partnership assumes the obligations of the Landlord under the terms of this Lease with respect to the WCB 17 Premises accruing from and after the Transfer Date.


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         2.   AMENDMENT OF BASIC LEASE INFORMATION.  Those portions of the
Basic Lease Information of the Lease set forth below are hereby amended to read as follows:

Premises and Building:

    342A Lakeside Drive           Approximately 28,335 sq. ft., as
                                  outlined on EXHIBIT A to Amendment No. 1

    Ground Floor of 368           Approximately 21,742 sq.
    Lakeside Drive                ft., as outlined on EXHIBIT A to Amendment
                                  No. 1

Term Commencement:

    342A and 368 Lakeside
    Drive:                        August 1, 1995

Term Expiration:

    342A Lakeside Drive           July 31, 1996
    and 368 Lakeside Drive

Base Rent:

342A and 368 Lakeside Drive:

    February 1, 1996 through
    March 31, 1996                $55,084.70

    April 1, 1996 through
    July 31, 1996                 $57,588.55

Tenant's Percentage Share:

    342A Lakeside Drive:          87%

    368 Lakeside Drive:           59.34%

Landlord's Address for Notice:

    WCB Sixteen Limited Partnership
    c/o WCB Properties
    393 Vintage Park Drive, Suite 200
    Foster City, CA  94404


         3. DELETION OF PARAGRAPH 20. Paragraph 20 of the Lease is hereby deleted with respect to the WCB 16 Premises.


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         4.   AMENDMENT OF PARAGRAPH 24.  The language added to paragraph 24 of the Lease pursuant to paragraph 4 of Amendment No. 1 is hereby deleted.


         5. RATIFICATION. Landlord and Tenant hereby ratify and confirm the terms of the Lease as amended in paragraphs 1 through 4 above.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written.


TENANT:                           LANDLORD:

GILEAD SCIENCES, INC.,            WCB SIXTEEN LIMITED
a Delaware corporation            PARTNERSHIP, a Delaware limited partnership

                                  By: WCB SIXTEEN, INC., a
By: /s/ John C Martin                 Delaware corporation
   ---------------------------        general partner
   Its: CEO
       -----------------------

                                      By: /s/ Wallace G. Murfit
                                         ------------------------------------
                                         Its: V.P.
                                             --------------------------------

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